UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2014

TELETRONICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-55247	52-1463621
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

220 Perry Parkway Gaithersburg, Maryland	20877
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 309-8500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K/A may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Teletronics International, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

On November 3, 2014, the Company, filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) regarding the completion of the Company’s acquisition of WWT IOT Company, a leading Internet of Things (IOT) technology provider in China.

This Current Report on Form 8-K/A amends the Original Form 8-K to include an updated Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial information required by “Section 9 Financials and Exhibits” of Form 8-K.

Item 9.01 of the Original Form 8-K is hereby amended and restated in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited balance sheets as of December 31, 2013 and 2012 and the related statements of operation and comprehensive loss and cash flows for the years then ended of WWT IOT Company, the notes related thereto, and the report of the independent auditors related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited balance sheet as of September 30, 2014, the related unaudited statements of operation and comprehensive loss and cash flows for the nine month periods ended September 30, 2014 and 2013 of WWT IOT Company, and the notes related thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited condensed combined balance sheet as of September 30, 2014, the related unaudited condensed combined statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013, and the related notes thereto, of the Company, after giving effect to the WWT IOT Company acquisition, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

99.1	Audited financial statements of WWT IOT Company as of and for the years ended December 31, 2013 and 2012
99.2	Unaudited financial statements of WWT IOT Company as of September 30, 2014 and for the nine month periods ended September 30, 2014 and 2013
99.3	Unaudited pro forma condensed combined financial statements of WWT IOT Company as of and for the nine month period ended September 30, 2014 and the year ended December 31, 2013

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Teletronics International, Inc.

Date: January 31, 2015	By:	/s/ Dickson Fang
Dickson Fang
President & Chief Executive Officer